United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form  8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 19, 2022

Date of Report (Date of earliest event reported)

Oyster Enterprises Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39910	85-3607783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 South Flagler Drive, Suite 800W West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 888-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant to purchase one share of Class A common stock	OSTRU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	OSTR	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment	OSTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report on Form 8-K related to the amendment of the Trust Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the special meeting of stockholders of Oyster Enterprises Acquisition Corp., a Delaware corporation (the “Company”), held on December 19, 2022 (the “Special Meeting”), stockholders of the Company approved (i) an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (such proposal, the “Charter Amendment Proposal”) and (ii) an amendment to the Investment Management Trust Agreement, dated January 19, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), as trustee (such proposal, the “Early Termination Trust Amendment Proposal” and, together with the Charter Amendment Proposal, the “Proposals”), to allow the Company to redeem all of its issued and outstanding shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), in advance of the Company’s original termination date of January 22, 2023 (the “Original Termination Date”) by changing the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (each, a “Business Combination”) from the Original Termination Date to the later of (x) December 19, 2022 or (y) the date of the effectiveness of the Charter Amendment pursuant to the General Corporation Law of the State of Delaware (the “Amended Termination Date”).

On December 19, 2022, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware and entered into the amendment to the Trust Agreement with Continental. The foregoing descriptions of the Charter Amendment and the amendment to the Trust Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibit 3.1 and Exhibit 10.1 to this Current Report on Form 8-K, respectively, which are incorporated by reference in their entirety into this Item 3.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting held on December 19, 2022, a total of 21,174,077 (73.65%) of the Company’s outstanding shares of capital stock, consisting of 15,424,077 shares of Class A common stock, par value $0.0001 per share, and 5,750,000 shares of Class B common stock, par value $0.0001 per share, held of record as of November 22, 2022, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the Proposals at the Special Meeting, which are described in more detail in the definitive proxy statement of the Company filed with the Securities and Exchange Commission (the “SEC”) on November 28, 2022 (as supplemented from time to time, the “Proxy Statement”).

Proposal No. 1 – The Charter Amendment Proposal – to adopt the Charter Amendment to amend the date by which the Company must cease all operations, except for the purpose of winding up, if it fails to complete a Business Combination from the Original Termination Date to the Amended Termination Date.

For	Against	Abstain	Broker Non-Votes
21,168,477	5,600	0	N/A

Proposal No. 2 – The Early Termination Trust Amendment Proposal – to amend the Trust Agreement to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering from the Original Termination Date to the Amended Termination Date.

For	Against	Abstain	Broker Non-Votes
21,168,477	5,600	0	N/A

As there were sufficient votes to approve the Proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

Item 8.01	Other Events.

Mandatory Redemption

Since the Proposals were approved, and because the Company will not be able to complete a Business Combination by the Amended Termination Date, the Company will be obligated to redeem all outstanding Public Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Mandatory Redemption”), and the Company’s warrants will expire worthless. The Company expects to complete the Mandatory Redemption on or around December 22, 2022 at a per-share redemption price of approximately $10.07.

Delisting and Deregistration

On December 19, 2022, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the Mandatory Redemption and requested that Nasdaq (i) suspend trading of the Company’s Public Shares, redeemable warrants, each exercisable for one Public Share at an exercise price of $11.50 per share, subject to adjustment (the “Redeemable Warrants”), and units, each consisting of one Public Share and one-half of one Redeemable Warrant (collectively with the Public Shares and the Redeemable Warrants, the “Securities”), effective before the opening of trading on December 20, 2022, and (ii) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Once Form 25 becomes effective to deregister the Securities under Section 12(b) of the Exchange Act, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended with respect to the Securities.

In connection with the foregoing matters, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference in its entirety into this Item 8.01.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Company’s anticipated redemption, liquidation, delisting, deregistration and dissolution, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, subsequent Quarterly Reports on Form 10-Q and other documents the Company has filed with the SEC, as amended from time to time. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligations to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in any such statement are material.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Oyster Enterprises Acquisition Corp.

10.1	Amendment to the Investment Management Trust Agreement, dated December 19, 2022, by and between Oyster Enterprises Acquisition Corp. and Continental Stock Transfer & Trust Company

99.1	Press Release, dated December 19, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2022

OYSTER ENTERPRISES ACQUISITION CORP.

By:	/s/ Heath B. Freeman
Name: Heath B. Freeman
Title: Chief Executive Officer